                                                                  Exhibit 10.5.4

                                LICENSE AGREEMENT
                     ENTERED INTO THIS 15TH DAY OF JULY 2004

THIS LICENSE AGREEMENT (this "AGREEMENt") is made and entered into as of the 1st day of July, 2004 (the "EFFECTIVE DATE") by and among Ormat Industries Ltd., an
Israeli public corporation with principal place of business at the Industrial
Area of Yavne ("OIL"), and Ormat Systems Ltd., an Israeli corporation with principal place of business at the Industrial Area of Yavne ("OSL"). OIL and OSL
may be referred to individually as a "PARTY" or collectively as "PARTIES".

WHEREAS,    Concurrently with the execution and delivery of this Agreement, the
            Parties have entered into an Asset Purchase Agreement (the "PURCHASE
            AGREEMENT") dated as of the date hereof, pursuant to which OIL will transfer to OSL, and OSL will acquire, among other things, the
            Purchased Business as defined in the Purchase Agreement;

WHEREAS,    In connection with the Purchase Agreement and the transfers and acquisitions under the Purchase Agreement, effective as of the
            Effective Date, OIL wishes to grant OSL: I) an exclusive, perpetual, fully paid license to the Patents and Trademarks set forth in ANNEX
            A attached hereto (the "PATENTS" and the "EXCLUSIVE TRADEMARKS");
            and a non-exclusive perpetual, fully paid license to the trademarks set forth in Annex B attached hereto (the "Non-Exclusive
            Trademarks"). (the Non-Exclusive Trademarks and the Exclusive
            Trademarks together, the "Trademarks").

NOW, THEREFORE, in consideration of the mutual representations, covenants and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, OIL and OSL intending to legally bound hereby, mutually agree as follows:

1.     DEFINITIONS

       Unless otherwise expressly defined in this Agreement, any capitalized term used herein shall bear the meaning ascribed to it in the Purchase
       Agreement.

2.     LICENSE

        2.1       Effective as of the Effective Date, and subject to the terms hereof, OIL hereby grants OSL, only with respect to the
                  Patents, for the duration of the term specified in Section
                  6.1, a fully-paid, royalty-free, irrevocable, perpetual
                  exclusive license, without the right to grant sublicenses
                  except as specified in Section 2.5, to make, have made, use, sell, offer to sell, import and create derivatives of
                  (including without limitation modifications, improvements, fixes, enhancements, and upgrades) the inventions claimed in the Patents.

        2.2       Effective as of the Effective Date, and subject to the terms hereof, OIL hereby grants OSL, for the duration of the term specified in Section 6.1, a fully-paid, royalty-free,
                  irrevocable, perpetual exclusive license, without the right to grant sublicenses except as specified in Section 2.5, to use and display the Exclusive Trademarks in connection with the goods and services for which they are described in ANNEX A.

        2.3       Effective as of the Effective Date, and subject to the terms hereof, OIL hereby grants OSL, for the duration of the term specified in Section 6.1, a fully-paid, royalty-free,
                  irrevocable, perpetual non-exclusive license, without the
                  right to grant sublicenses except as specified in Section 2.5, to use and display the Non-Exclusive Trademarks in connection with the goods and services for which they are described in
                  ANNEX B.

        2.4       Any sale and/or transfer by OIL of Patents or Trademarks
                  licensed hereunder, in any way whatsoever, to any third party, shall be subject to all rights granted to OSL pursuant to this
                  Agreement.

        2.5       OSL may grant: i) to any third party sublicenses of OSL's
                  rights to the Patents or the Exclusive Trademarks; and ii) to
                  OTI a sublicense of OSL's rights to the Non-Exclusive
                  Trademarks, provided that such sublicense shall provide that
                  OTI may not further sublicense such rights except to OTI's direct and indirect subsidiaries who sign a sublicense
                  agreement in the form acceptable to OIL.

3.     DERIVATIVES AND RESERVATION OF RIGHTS

        3.1       Rights to Derivatives.

                  As between the Parties, OSL shall own all derivatives created by or for OSL from the Patents licensed herein or any part thereto ("OSL DERIVATIVES"); provided,

                  however, that OSL shall only have such rights to such
                  derivatives which are derived from Patents expressly licensed herein.

        3.2       Reservation of Rights.

                  Except as expressly provided herein, no license or immunity is granted under this Agreement by OIL, directly or by
                  implication, estoppel or otherwise to OSL, OTI, OR any third parties acquiring items or services therefrom, whether singly or for the combination of such acquired items or services with other items or for the use of such combination.

4.     TRADEMARK QUALITY CONTROL

        4.1       OSL acknowledges that OIL is the owner of the Trademarks and the goodwill associated with the Trademarks, and agrees that all goodwill, including any increase in the value of the
                  Trademarks as a result of this Agreement, will inure solely to
                  OIL's benefit. OSL will not claim any title or any proprietary right to the Trademarks or in any derivation, adaptation, or variation thereof. OSL agrees that nothing in this Agreement shall give OSL any right, title or interest in the Trademarks other than the right to use the Trademarks in accordance with this Agreement. OSL agrees not to challenge the Trademarks, or to register or attempt to register the Trademarks as a
                  trademark, service mark, Internet domain name, trade name, or any similar trademarks or name, with any domestic or foreign governmental or quasi-governmental authority or otherwise.

        4.2       OSL may use the Trademarks in accordance with the
                  specifications, directions, and processes furnished to OSL by
                  OIL from time to time. OSL shall not make any use of the
                  Trademarks that impair or are likely to impair the goodwill associated therewith. The quality of the products manufactured and services offered by OSL shall be satisfactory to OIL or as specified by or approved by OIL. OIL shall have the right to review OSL's use of the Trademarks and the goods and services offered thereunder upon reasonable notice to verify that is in accordance with such specifications, directions, processes and quality.

5.     INFRINGEMENT

         Each party shall notify the other in writing within seven (7) days of becoming aware of any infringements or imitations by others of Patents or Trademarks. OSL may, only with OIL's prior written approval, institute legal proceedings at its own expense against any third party that OSL reasonably believes to be infringing a Patent or Trademark in order to eliminate such infringement. OIL may, at its option, join as a party plaintiff in such action at its own expense. After OSL has recovered and distributed its own and OIL's reasonable attorney's fees and direct costs expenses in litigation related to the infringement of the Patents or Trademarks, or, if litigation is not initiated, in the investigation and analysis related to the potential litigation, all remaining recovery shall be for the account of OSL unless OIL has participated in such action, in which case all remaining recovery shall be shared equally between OSL and OIL; provided, however, that OSL may not settle or compromise any such action without the prior written consent of OIL, which consent shall not be unreasonably withheld or delayed. With the exception of litigation already commenced by filing appropriate pleadings in court, upon expiration or termination of this
         Agreement, any and all rights or obligations of OSL in resolving any possible infringement claim hereunder shall revert to OIL.

6.     TERM AND TERMINATION

         6.1      TERM. This Agreement is effective as of the Effective Date and continues in perpetuity thereafter, unless terminated earlier in accordance with this Section 6. The term of all Patent
                  licenses granted hereunder shall continue until the earlier of
                  (i) expiration of such Patents; (ii) the termination of this
                  Agreement or (iii) the assignment of the Patents to OSL. The term of all Exclusive Trademark licenses granted hereunder continues until the earlier of: (i) the termination of this
                  Agreement; or (ii) the assignment of the Exclusive Trademarks to OSL. The term of all Non-Exclusive Trademark licenses shall continue until the termination of this Agreement.

        6.2       Termination for Insolvency. Either party may cancel the
                  Agreement forthwith by written notice to the other, and may regard the other party as in default under this Agreement, if the other party becomes insolvent, makes a general assignment for the benefit of creditors, files a voluntary petition of bankruptcy, suffers or permits the appointment of a receiver for its business or assets, or becomes subject to any
                  proceedings under any bankruptcy or insolvency law,
                  voluntarily or otherwise. In the event that any of the above events occur, the effected party shall immediately notify the other party of its occurrence. Notwithstanding the foregoing,
                  OSL can elect to retain all of its rights under this Agreement despite OIL's bankruptcy or insolvency.

        6.3       Termination for Material Breach. Either party may terminate this Agreement in writing for the material breach of this
                  Agreement by the other party that remains uncured thirty (30)
                  days following receipt of a written notice of such breach.

        6.4       Effect of Termination. Upon termination of this Agreement, the licenses granted hereunder, and all sublicenses of those
                  rights shall terminate, and neither OSL nor its sublicensees or any further sublicensees shall have any further right to use the Patents or Trademarks.

7.     WARRANTY DISCLAIMERS

       THE PATENTS AND TRADEMARKS ARE LICENSED ON AN "AS IS" BASIS, AND OIL
       MAKES NO WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE
       LICENSED PATENTS, THE LICENSED TRADEMARKS AND/OR THE LICENSES GRANTED IN
       THIS AGREEMENT. OIL HEREBY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS,
       IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WARRANTIES OF NONINFRINGEMENT,
       MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE. NEITHER PARTY WILL
       BE LIABLE FOR INDIRECT, SPECIAL, EXEMPLARY, INCIDENTAL, PUNITIVE OR
       CONSEQUENTIAL DAMAGES, ARISING IN CONNECTION WITH THIS AGREEMENT.

8.     MISCELLANEOUS PROVISIONS

        8.1       Binding Effect; Successors and Assigns; Assignment. This
                  Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns and legal representatives. Without derogating from the provisions of Section 2.5 above, neither party may assign this
                  Agreement in any manner, including without limitation by
                  change in control, merger or reorganization, in whole or in part without the prior written consent of the other party. Any assignment in violation of the foregoing shall be void.

        8.2       Counterparts; Signatures; Titles and Headings. This Agreement
                  may be executed in counterparts, each of which shall be deemed an original agreement, but all of which together shall
                  constitute one and the same instrument. This Agreement shall be deemed executed and delivered upon the delivery of original signed copies, or facsimile copies containing telecopied
                  signatures, to each other party hereto. The

                  headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

        8.3       Governing Law; Jurisdiction and Venue. This Agreement shall be governed by and construed in accordance with the laws of the
                  State of Israel, without reference to choice of law principles thereof, and the parties agree to submit to the exclusive
                  jurisdiction and venue of Israel and the courts of
                  Tel-Aviv-Jaffa, Israel.

                  It is hereby clarified that in case the first paragraph of this Section 8 is found, by a court of competent jurisdiction, to be unenforceable or otherwise invalid, each party hereto waives its right to trial of any issue by jury.

        8.4       Severability. If any provision of this Agreement shall be
                  determined by any court of competent jurisdiction (or any
                  other agreed-upon dispute resolving body) to be unenforceable or otherwise invalid as written, the same shall be enforced and validated to the fullest extent permitted by law. All
                  provisions of this Agreement are severable, and the
                  unenforceability or invalidity of any single provision hereof shall not affect the remaining provisions.

        8.5       Notices. Except as otherwise provided herein, all notices
                  shall be in writing and shall be effective upon receipt, if delivered personally or if mailed by overnight courier,
                  postage prepaid, or upon generation of a confirmation if sent by facsimile (provided that such transmission is followed by mailing of a conforming copy) to the parties at their
                  addresses set forth in the first paragraph of this Agreement or such other address as subsequently may be specified in
                  writing by a party to the other parties.

        8.6       No Strict Construction; Interpretation. The parties hereto acknowledge that this Agreement has been prepared jointly by the parties hereto and their respective legal counsel, and shall not be strictly construed against any party as a result of the party drafting any given provision hereof. Unless
                  otherwise indicated to the contrary herein by the context or use thereof, (a) the words "herein," "hereto," "hereof," and words of similar import refer to this Agreement as a whole and not to any particular Section, subsection or paragraph hereof,
                  (b) words importing the masculine gender shall include the feminine and neutral genders and vice versa, and (c) words importing the singular shall include the plural and vice
                  versa.

        8.7       Entire Agreement; Modification and Waiver. Except for the
                  agreements specifically referenced in or contemplated by this
                  Agreement, this Agreement constitutes the entire agreement between the parties with respect to the matters covered hereby and supersedes all previous written, oral or implied
                  understandings between them with respect to such matters. This
                  Agreement may be amended or modified only by a writing signed by the party against whom enforcement of such amendment or modification is sought. Any of the terms or conditions of this
                  Agreement may be waived at any time by the party or parties entitled to the benefit thereof, but only by a writing signed by the party or parties waiving such terms or conditions. No waiver of any provisions of this Agreement or of any rights or benefits arising hereunder shall be deemed to constitute or shall constitute a waiver of any other provisions of this
                  Agreement (whether or not similar) nor shall such waiver
                  constitute a continuing waiver unless otherwise expressly
                  provided in writing.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day first above written.

ORMAT INDUSTRIES LTD.

By: /s/ Lucien Y. Bronicki
    ----------------------------------
    Name: Lucien Y. Bronicki
   Title: Chairman of the Board

ORMAT SYSTEMS LTD.

By: /s/ Etty Rosner
    -----------------------------------
    Name: Etty Rosner
   Title: V.P. Contract Administrator